                                                                   Exhibit 23(a)
                                                                   -------------


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-27894) pertaining to the Aon Savings Plan of Aon Corporation of our report dated June 9, 1995 with respect to the financial statements and schedules of the Aon Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1994.


                                                     /s/ Ernst & Young LLP

                                                     ERNST & YOUNG LLP


Chicago, Illinois
June 16, 1995